                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004


                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           August 6, 1998
                                                 -------------------------------


      FIRST CAPITAL GROWTH FUND - XIV, A REAL ESTATE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Illinois                            0-17611                       36-3552804
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois          60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                      This document consists of 93 pages.

                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

1800 Sherman Associates, a joint venture in which First Capital Growth Fund - Series XIV, a Real Estate Limited Partnership (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as 1800 Sherman Office Building ("1800 Sherman"), located in Evanston, Illinois to Prentiss Properties Acquisition Partners, L.P., a Delaware Corporation.

The closing of this transaction occurred on August 6, 1998. 1800 Sherman was sold for cash to an unrelated party pursuant to arm's-length negotiations. The gross sale price was $15,050,000. The Registrant's share of Sale Proceeds was approximately $7,275,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1998, the Registrant will record a gain for financial reporting purposes of approximately $1,600,000 from this transaction. In accordance with the contract to sell the property, the joint venture placed $500,000 of the proceeds from this transaction into an interest bearing escrow account for a nine-month period. The funds placed into escrow are intended to cover any potential claims asserted by the purchaser arising from the representations and warranties made by the joint venture. The Partnership intends to distribute $6,896,100 or $47.50 per Unit on November 30, 1998 to Limited Partners of record as of August 6, 1998. Following this distribution, the General Partner will work towards wrapping up the Partnership's affairs. Upon completion, together with the release of the remaining funds held in escrow, the Partnership intends to make a liquidating distribution, less funds needed to cover any remaining or potential liabilities, during 1999.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------   --------------------------------------------

     (page 5) Pro Forma Financial Information

     Exhibits

     2.1 (page 10) Closing Statement, dated August 6, 1998, between the Registrant and Prentiss Properties Acquisition Partners, L.P., a Delaware Corporation ("Purchaser").

     2.2 (page 18) Contract for Purchase of Real Property, executed in July 1998, between the Registrant and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST CAPITAL GROWTH FUND - SERIES XIV,
                                      A REAL ESTATE LIMITED PARTNERSHIP

                                      By: FIRST CAPITAL FINANCIAL CORPORATION
                                          As General Partner


August 21, 1998                       By: /s/ NORMAN M. FIELD
---------------                           --------------------------------------
    (Date)                                    NORMAN M. FIELD
                                          Vice President - Finance and Treasurer

      FIRST CAPITAL GROWTH FUND - XIV, A REAL ESTATE LIMITED PARTNERSHIP


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of 1800 Sherman had occurred on June 30, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 has been presented as if the sale of 1800 Sherman had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sale of 1800 Sherman had occurred on December 31, 1996. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of 1800 Sherman have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of June 30, 1998 and December 31, 1997 and 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

      FIRST CAPITAL GROWTH FUND - XIV, A REAL ESTATE LIMITED PARTNERSHIP

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                    ASSETS

                                                                                   Pro Forma
                                                   June 30,        Pro Forma        Balance
                                                     1998         Adjustments        Sheet
                                                 -----------      -----------      ----------
Investment in commercial rental property:
  Land                                           $ 1,319,000      $(1,319,000)     $
  Buildings and improvements                       5,967,400       (5,967,400)
                                                 -----------      -----------      ----------

                                                   7,286,400       (7,286,400)
  Accumulated depreciation and amortization       (1,622,200)       1,622,200
                                                 -----------      -----------      ----------

  Total investment properties, net of
    accumulated depreciation and amortization      5,664,200       (5,664,200)

Cash and cash equivalents                          2,091,400        6,460,200       8,551,600
Investment in debt securities                        496,700                          496,700
Escrow deposits                                                       250,000         250,000
Rents receivable                                      35,000          (35,000)
Due from Affiliates, net                               5,700                            5,700
Other assets                                          10,900           (3,600)          7,300
                                                 -----------      -----------      ----------

                                                 $ 8,303,900      $ 1,007,400      $9,311,300
                                                 ===========      ===========      ==========

      LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accrued real estate taxes                      $   541,200      $  (541,200)     $
  Distributions payable                              129,000        6,896,100       7,025,100
  Accounts payable and accrued expenses               51,600          (16,700)         34,900
  Security deposits                                   39,700          (39,700)
                                                 -----------      -----------      ----------

                                                     761,500        6,298,500       7,060,000
                                                 -----------      -----------      ----------

Partners' capital:
  General Partner                                    147,300           16,000         163,300
  Limited Partners (145,182 Units outstanding)     7,395,100       (5,307,100)      2,088,000
                                                 -----------      -----------      ----------

                                                   7,542,400       (5,291,100)      2,251,300
                                                 -----------      -----------      ----------

                                                 $ 8,303,900      $ 1,007,400      $9,311,300
                                                 ===========      ===========      ==========

              The accompanying notes are an integral part of the
                        pro forma financial statements.

      FIRST CAPITAL GROWTH FUND - XIV, A REAL ESTATE LIMITED PARTNERSHIP

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                     Six Months Ended June 30, 1998
                                           -------------------------------------------------
                                                                                 Pro Forma
                                             Statement of                      Statement of
                                             Income and         Pro Forma       Income and
                                              Expenses          Adjustments      Expenses
                                           ---------------    ------------     -------------
Income:
  Rental                                   $       809,500    $  (809,500)     $
  Interest                                          62,900                            62,900
                                           ---------------    ------------     -------------
                                                   872,400       (809,500)            62,900
                                           ---------------    ------------     -------------
Expenses:
  Depreciation and amortization                    131,800       (131,800)
  Property operating:
    Affiliates                                      47,300        (47,300)
    Nonaffiliates                                   73,900        (73,900)
  Real estate taxes                                265,600       (265,600)
  Insurance - Affiliate                              3,500         (3,500)
  Repairs and maintenance                           83,900        (83,900)
  General and administrative:
    Affiliates                                       5,800                             5,800
    Nonaffiliates                                   33,100                            33,100
                                           ---------------    ------------     -------------
                                                   644,900       (606,000)            38,900
                                           ---------------    ------------     -------------
Net income                                 $       227,500    $  (203,500)     $      24,000
                                           ===============    ============     =============
Net income allocated to General Partner    $        22,800    $   (20,400)     $       2,400
                                           ===============    ============     =============
Net income allocated to Limited Partners   $       204,700    $  (183,100)     $      21,600
                                           ===============    ============     =============
Net income allocated to Limited
  Partners per Unit (145,182 Units
  outstanding)                             $          1.41    $     (1.26)     $        0.15
                                           ===============    ============     =============



    The accompanying notes are an integral part of the pro forma financial statements.

      FIRST CAPITAL GROWTH FUND - XIV, A REAL ESTATE LIMITED PARTNERSHIP

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                   Year Ended December 31, 1997
                                          ----------------------------------------------
                                                                             Pro Forma
                                                                             Statement of
                                          Statement of       Pro Forma       Income and
                                          Income and        Adjustments       Expenses
                                           Expenses         (Unaudited)      (Unaudited)
                                          -----------       -----------      -----------
Income:
  Rental                                   $1,577,900       $(1,577,900)     $
  Interest                                    135,300                         135,300
                                           ----------       -----------      --------

                                            1,713,200        (1,577,900)      135,300
                                           ----------       -----------      --------
Expenses:
  Depreciation and amortization               252,400          (252,400)
  Property operating:
    Affiliates                                100,900          (100,900)
    Nonaffiliates                             139,000          (139,000)
  Real estate taxes                           525,500          (525,500)
  Insurance - Affiliate                        11,400           (11,400)
  Repairs and maintenance                     147,200          (147,200)
  General and administrative:
    Affiliates                                 13,600                          13,600
    Nonaffiliates                              51,500                          51,500
                                           ----------       -----------      --------

                                            1,241,500        (1,176,400)       65,100
                                           ----------       -----------      --------

Net income                                 $  471,700       $  (401,500)     $ 70,200
                                           ==========       ===========      ========

Net income allocated to General Partner    $   47,200       $   (40,200)     $  7,000
                                           ==========       ===========      ========

Net income allocated to Limited Partners   $  424,500       $  (361,300)     $ 63,200
                                           ==========       ===========      ========
Net income allocated to Limited
  Partners per Unit (145,182 Units
  outstanding)                             $     2.92       $     (2.49)     $   0.43
                                           ==========       ===========      ========


         The accompanying notes are an integral part of the pro forma financial statements.

  FIRST CAPITAL GROWTH FUND -- SERIES XIV, A REAL ESTATE LIMITED PARTNERSHIP

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses

1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, escrow deposits, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of June 30, 1998 to reflect the sale of the Registrant's interest in 1800 Sherman.

    b) Cash and cash equivalents and escrow deposits have been adjusted to include the Sale Proceeds of 1800 Sherman received and placed in escrow by the Registrant.

    c) Distributions payable have been adjusted to reflect the declaration of a special distribution of 1800 Sherman Sale Proceeds.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 and for the year ended December 31, 1997, the adjustments to the income and expenses reflect the elimination of the Registrant's interest in the operations of 1800 Sherman.